UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

March 1, 2010
Date of Report (Date of earliest event reported)

TelVue Corporation
(Exact name of registrant as specified in its charter)

Delaware	0-17170	51-0299879

(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation)	File Number)	Identification No.)

16000 Horizon Way, Suite 500,
Mt. Laurel, New Jersey 08054
(Address of principal executive offices)

856-273-8888
(Registrant’s telephone number, including area code)

N/A

(Former name or former address,
if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

          On March 1, 2010, TelVue Corporation (the “Company”) entered into a five year Lease Agreement (the “Lease”) for approximately 8,732 square feet of floor space at 16000 Horizon Way, Suite 500, Mt. Laurel, New Jersey, 08054 with The Bloom Organization of South Jersey, LLC. The Lease commences on June 1, 2010 and ends on May 31, 2015. A copy of the Lease is attached to this report as Exhibit 10.1 and is incorporated by reference herein.

          On March 15, 2010, the Company signed the First Amendment to this Lease establishing the Operating Expense Allocation. A copy of the Amendment is attached to this report as Exhibit 10.2 and is incorporated by reference herein.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

EXHIBIT NO.	DESCRIPTION
10.1	Lease Agreement, dated March 1, 2010, between The Bloom Organization of South Jersey, LLC and TelVue Corporation.
10.2	First Amendment to Lease Agreement, dated March 15, 2010, between The Bloom Organization of South Jersey, LLC and TelVue Corporation.

SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 19, 2010		TelVue Corporation

	By:	/s/ Jesse Lerman

	Name:	Jesse Lerman
	Title:	President and Chief Executive Officer

EXHIBIT INDEX

EXHIBIT NO.	DESCRIPTION
10.1	Lease Agreement, dated March 1, 2010, between The Bloom Organization of South Jersey, LLC and TelVue Corporation.
10.2	First Amendment to Lease Agreement, dated March 15, 2010, between The Bloom Organization of South Jersey, LLC and TelVue Corporation.